UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2011 (February 28, 2011)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement contained herein to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On February 28, CDS Business Services, Inc. (“CDS”), a subsidiary of the Company entered into a Loan and Security Agreement (the “Agreement”) with Sterling National Bank (“Sterling”), pursuant to which Sterling has provided CDS a warehouse line of credit up to a maximum aggregate amount of $10,000,000 (the “Credit Facility”). A portion of the proceeds from the Credit Facility have been used to pay off CDS’s revolving line of credit with Wells Fargo Bank, N.A. (the “Wells Facility”). CDS will use the balance of the Credit Facility to fund its accounts receivable financing business.

The outstanding balance of the Credit Facility bears an interest rate per annum equal to the greater of (a) five percent (5%) or (b) the sum of the “prime rate” as published by the Wall Street Journal from time to time (or in the event that the Wall Street Journal ceases to publish a “prime rate”, then such other reference rate as designated by Sterling in its capacity as agent under the Agreement) plus two percent (2%). The Credit Facility will be available to CDS until February 28, 2014, unless earlier terminated pursuant to the terms of the Agreement.

The Agreement specifies certain events of default, pursuant to which all outstanding amounts under the Credit Facility could become immediately due and payable. In addition, the Company has guaranteed CDS’s obligations under the Agreement, pursuant to a Guaranty dated as of February 28, 2011 (the “Sterling Guaranty”). The Sterling Guaranty replaced the Guaranty given by the Company in connection with the Wells Facility.

The above description is a summary and is qualified in its entirety by the terms of the Agreement and the Sterling Guaranty, which are filed as Exhibits 10.10.1 and 10.10.2 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

A press release announcing the Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.10.1	Loan and Security Agreement, dated as of February 28, 2011, by and between CDS Business Services, Inc. and Sterling National Bank.

10.10.2	Guaranty, dated as of February 28, 2011, by and between Newtek Business Services, Inc., and Sterling National Bank.

99.1	Press Release, dated March 2, announcing the Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: March 3, 2010	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.10.1	Loan and Security Agreement, dated as of February 28, 2011, by and between CDS Business Services, Inc. and Sterling National Bank.

10.10.2	Guaranty, dated as of February 28, 2011, by and between Newtek Business Services, Inc., and Sterling National Bank.

99.1	Press Release, dated March 2, 2011, announcing the Credit Facility.